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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aviall, Inc. (the "Company") on Form 11-K for the annual period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul E. Fulchino, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

              1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

              2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:      /s/ Paul E. Fulchino
         -----------------------------------------------
         Paul E. Fulchino
         Chairman, President and Chief Executive Officer

         Date:  June 30, 2003

A signed original of this written statement required by Section 906 has been provided to Aviall, Inc. and will be retained by Aviall, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.






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